Exhibit 10.1

THIS SHARE ISSUANCE AGREEMENT (THIS “AGREEMENT”) RELATES TO AN OFFER AND SALE OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S (AS DEFINED HEREIN) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

本股份发行协议（本“协议”）与向非美国人士（见协议中定义）邀约出售证券的离岸交易相关，遵循美国1933年证券法及其修订案（“证券法”）下的S条例（见协议中定义）。

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

本协议相关证券未根据证券法或美国其它证券法注册，且除非进行该等注册，证券不得直接或间接在美国境内或向美国人士（见协议中定义）邀约或出售，但是符合证券法S条例中条款的、根据证券法下有效注册声明的、或根据证券法中可用豁免的、或不受证券法注册规定的交易的，且在上述各种情况下均符合相关州证券法的情况除外。

SHARE ISSUANCE AGREEMENT

股份发行协议

THIS SHARE ISSUANCE AGREEMENT (this “Agreement”), dated as of September 27, 2018 (the “Execution Date”), is by and among Shineco, Inc., a Delaware corporation (the “Company”), and each of the individuals and entities listed in Exhibit A (each a “Shareholder” and collectively, the “Shareholders”).

本股份发行协议（“本协议”）于2018年9月27日（“签署日”）由Shineco, Inc., 一家特拉华公司（以下称“公司”）和Exhibit A 中列出的个人及其他主体（以下称“股东”）所签订。

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and Regulation S promulgated thereunder, the Company desires to issue and sell to the Shareholder, and the Shareholder, severally and not jointly with other purchasers, desires to purchase from the Company, securities of the Company as more fully described in this Agreement;

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WHEREAS, the offer and issuance of the Shares by the Company (the “Offering”) is being made in reliance upon the provisions of Regulation S (“Regulation S”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act.

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and Shareholders agree as follows:

兹证明：

鉴于，受制于本协议的条款和条件并根据1933年美国证券法修订案（“证券法案”）及S条例，公司希望发行并向股东销售本协议下文中更详细描述的公司证券，而股东各自而非与其他股东共同地希望从公司购买该公司证券；

鉴于，公司股份的邀约和发行（以下简称“邀约”）是遵照证券法下，证券交易委员会（以下简称“证交会”）颁布的S条例的条款（以下简称“S条例”）制定的；并且

现于此，根据并受制于本协议中包含的共同协议、条款和条件（公司和股东均确认收到这些共同协议、条款和条件并确认其充分性），公司及股东同意：

1.	ISSUANCE OF SHARES OF COMMON STOCK

1.	股份的购买和销售

1.1 Consideration. Subject to the terms and conditions set forth herein, Company is offering to the Shareholder that number of shares of the Common Stock of the Company, par value $0.001 (the “Common Stock”) as set forth on the signature page herein at a price of $.1 per share (collectively, the “Purchase Price”). The Common Stock are sometimes collectively referred to herein as the “Shares.” The Shareholder shall have signed Schedule A attached hereto and paid a purchase deposit to the Company in such amount as indicated in Schedule A (the “Purchase Deposit”), upon Execution Date.

对价。受制于本协议中的条款和条件，公司向股东邀约销售一定数量的票面价值为$0.001的公司普通股（以下称“普通股”）, 具体价格见本协议的签字页。普通股在本协议中有时也统称为“股份”。股东在签署日须已经签署所附Schedule A并已向公司递付Schedule A中所要求的认购定金(“认购定金”)。

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1.2 Maximum Number of Shares Being Offered. The Company shall offer a maximum of 2,000,000 shares. Subject to waiver in the sole discretion of the Company, the minimum investment by each Shareholder shall be 100 shares of Common Stock and no fractional shares will be sold.

可购股份数量的最大值。公司最多出售2,000,000股。除非经过公司同意，每位股东最少要认购100股普通股，且不出售不足一股的股份。

1.3 Closing. The closing of the transactions contemplated hereby shall take place as agreed by the Company and each Shareholder (the “Closing” and such date and time being called the “Closing Date”). At the Closing, the Company shall deliver to the each of the Shareholders the certificates in their respective names (“Certificates”), representing that number of Shares set forth next to each Shareholder’s name on Exhibit A.

交割。本协议中拟进行的交易应按滚动交割方式，在公司和每个股东同意的情况下，进行交割（每一笔交割称为“交割”，相应的日期和时间称为“交割日期”）。在交割时，公司应向每个股东递交此次认购的证明 ，认购证明中须附有股东的姓名及如Exhibit A中所示的认购股数（“认购证明”）。

2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY公司的陈述和保证

The Company represents and warrants to the Shareholders that:

公司向股东陈述和保证：

2.1 Organization. The Company is duly incorporated in Delaware and is validly existing in good standing under the laws of Delaware. The Company is not in violation of any of the provisions of its articles of incorporation, by-laws or other organizational or charter documents, each as may be amended (the “Internal Documents”). The Company is qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company.

组织结构。公司在特拉华依法成立并在特拉华法律下合法存在并有良好的经营持续性。公司及其每一个子公司（若有）均没有违反其公司成立协议、公司章程或其他组织或章程类文件及可能的经过修订的此类文件（称为“内部文件”）中的任何条款。公司没有任何子公司，且没有任何其他公司、合伙企业、协会或其他实体的股份。公司在其每个有资产和商业行为的管辖区内都有合法资格作为外国公司进行经营并有良好的经营持续性，除了一些管辖区，如果公司不能在这些区域内有合法资格经营也不会对公司的商业行为、资产、负债、经营结果、情况（财务或其他）、财产或其他方面产生重大不良影响。

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2.2 Authority. The Company has all power and authority to: (i) conduct its business as presently conducted and as proposed to be conducted as described herein; (ii) enter into and perform its obligations under this Agreement; and (iii) issue, sell and deliver the Shares. The execution and delivery of this Agreement and the issuance, sale and delivery of the Shares has been duly authorized by all necessary corporate action. Once executed and delivered, this Agreement will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

授权。公司拥有全部的权力和授权以：（i）进行其目前正在进行和本协议中描述的将进行的商业行为；（ii）签订和履行本协议下的义务；以及（iii）发行、销售和送达股份。本协议的签署和递送，以及股份的发行、销售和送达都由所有必要的公司行为合法授权。一旦签署并送达，本协议将包括对于公司有效和有约束力的执行义务，除非受到适用的破产、解散、重组、延期偿付或其他目前或之后生效的相似的，与债权人的权利相关或会对其造成影响的法律的限制，包括和欺诈性转移和优先转让相关的法规和其他法律的影响，但不包括本协议中没有表述的公司按照证券法和一般性的衡平法原则进行补偿和分担的义务的可执行性（无论这一可执行性是在法律或衡平法的程序下讨论）。

2.3 Valid Issuance. The Shares will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of shareholders of the Company and/or any other person.

有效发行。股份将是合法有效发行的、缴足股款并不加缴的，且没有所有和发行有关的税收或留置权，并且不受制于公司的股东和/或其他个人的优先购买权、优先承购权和/或其他相似权利。

2.4 No Litigation. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement by the Company or the consummation of any of the transactions contemplated hereby or thereby, and/or (ii) could reasonably be expected to have a material adverse effect on the Company’s operations.

无诉讼。不存在任何和公司或其财产有关的，未决的或在公司知道的范围内可能针对公司的法庭或政府机构、权力机关或主体或仲裁机构行为、诉讼，可以合理预期到（i）将会对本协议的执行或协议中拟进行的交易造成重大不良影响，和/或（ii）将会对公司的经营造成重大不良影响。

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2.5 No Material Violation. The Company is not in (i) violation or default of any provision of its Internal Documents; (ii) default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; and/or (iii) default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable.

无实质性违反。公司没有（i）违反或违背其内部文件的任一条款；（ii）违反或违背任何公司在其中作为一方当事人的或受到约束的或其财产受到约束的债券、合同、租赁合同、保证、契约、票据协议、贷款协议或其他协议、义务、条件、契约或融资工具的任何条款；和/或（iii）违反或违背对公司或其任何财产拥有管辖权的法庭、监管主体、管理机构、政府主体、仲裁机构或其他权力主体的适用于公司的的任何法规、法律、规则、条例、判决、法令。

2.6 No Securities Act Registration. Assuming the accuracy of the Shareholders’ representations and warranties set forth in this Agreement, no registration under the Securities Act of the Shares is required for the offer and sale of the Shares to the Shareholders in the manner contemplated herein.

未在证券法案下注册。假设本协议下文股东的陈述和保证的准确性，本协议中拟对股东邀约和出售股份单位以及普通股的方式不要求该股份单位或普通股在证券法案下进行注册。

2.7 No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any provision of any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or his properties or assets. Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transaction contemplated hereby, will result in the imposition of any security interest upon the Shares.

无冲突。本协议的签署和送达以及拟根据本协议进行的交易不会和任何适用于公司或其财产或资产的保证、债券、租赁合同或其他合同或融资工具、许可、特许权、经销权、执照、判决、法令、法规、法律、规则或条例相冲突，也不会造成和此相关的违约（无论是否得到通知或经过时间推移，或两者兼有）或引起任何义务的终止、取消或加速，或造成重大利益的损失。本协议的签署和送达以及拟根据本协议进行的交易都不会导致和股份相关的担保权益。

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2.8 Securities Compliance and Restricted Shares. All Shares are restricted securities as defined in Rule 144 promulgated under the Securities Act.

符合证券法的规定以及受限制股份。所有的股份均为根据证券法案公布的第144条规则中定义的受限制股份。

2.9 Certain Fees. No brokers fees, finder’s fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement. The Shareholders shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement.

特定费用。公司不需要对根据本协议拟进行的交易支付相关中介费用、佣金费用或融资顾问费用或提成。对于本节涉及到的任何与本协议中交易相关的费用或与该费用相关的索赔，股东都不承担责任。

3.	REPRESENTATIONS AND WARRANTIES OF EACH OF THE SHAREHOLDERS 股东的陈述和保证

Each Shareholder hereby represents and warrants to the Company as follows:

股东在此向公司陈述和保证：

3.1 Organization. Such Shareholder is either an individual or an entity, corporate, partnership, limited liability company, duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its formation, with full right, or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out his, her or its obligations hereunder and thereunder.

组织。股东为个人或在其管辖区内依法成立或设立的，有效存续的经济实体、公司、合伙制企业、有限责任公司，并拥有完整的权利或类似权力和授权以签署和履行本协议中拟进行的交易或履行其在本协议或其他协议中的义务。

3.2 Authority. Such Shareholder has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold to him, her or it hereunder. The execution, delivery and performance of this Agreement by such Shareholder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of such Shareholder or its Board of Directors, stockholders, partners, members, or managers, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Shareholder enforceable against such Shareholder in accordance with the terms hereof.

授权。股东签署和履行本协议以及购买依本协议向其销售的股份所需的权力和授权。股东对本协议的签署、送达和履行和完成在此由所有必要的公司、合伙制企业或有限责任公司行为合法有效授权，不需要再由股东或其董事会、股东会、合伙人、成员或经理进一步依情况同意或授权。本协议已被合法有效授权、签署和交付给股东，并已构成或将在执行并交付后构成股东有效和具有约束力的义务，可根据其条款对股东执行。

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3.3 Purchase Entirely for Own Account. This Agreement is made with such Shareholder in reliance upon such Shareholder’s representation to the Company, which by such Shareholder’s execution of this Agreement, such Shareholder hereby confirms. The Shares to be acquired by such Shareholder will be acquired for investment for such Shareholder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Shareholder further represents that such Shareholder does not presently have any contract, undertaking, agreement or arrangement with any individual, corporation, partnership, limited liability company, joint venture, trust or other entity (“Person”) to sell, transfer or grant participations to any Person, with respect to any of the such Shareholder’s Shares.

完全为本人购买。本协议是根据股东对公司的陈述与股东签订的。根据股东对本协议的签署，股东在此确认此股份是股东为其本人而非作为代名人或代理人所购买，也非为了对其任何部分进行再销售或分销而购买，股东目前没有意图对此股份进行销售、部分授权或分销。根据股东对本协议的签署，股东进一步确认股东目前没有和任何个人、公司、合伙企业、有限责任公司、合资企业、信托或其他主体有合同、保证、协议或安排以向其或第三方销售、转让或准许参与投资此股份。

3.4 Experience of Shareholder. Such Shareholder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

股东经验。股东单独或与其代表人一起，拥有足够的商业和金融知识、复杂度和经验以评估对此股份未来投资的实质和风险，并已按此做出评估。

3.5 Ability to Bear Risk. Such Shareholder understands and agrees that the purchase of the Shares is a high risk investment and that such Shareholder is able to afford and bear an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. Such Shareholder must bear the substantial economic risks of the investment in the Shares indefinitely because the Shares may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) is available.

风险承担能力。股东理解并同意对此股份的购买是具有高风险的投资，股东有能力支付并承担在具有公司风险和目标的投机性企业中的投资，包括该投资完全损失的风险。股东必须无限期地承担在股份中投资的相当的经济风险，因为除非之后本股份按照证券法案或州证券法进行注册或适用于这些注册相关的豁免条款存在，股份无法被销售、抵押或以其他形式处置。

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3.6 Disclosure of Information. Such Shareholder has been given access to full and complete information regarding the Company and has utilized such access to such Shareholder’s satisfaction for the purpose of obtaining such information regarding the Company as such Shareholder has reasonably requested. In particular, such Shareholder: (i) has received and thoroughly read and evaluated all the disclosures contained in this Agreement; and (ii) has been given a reasonable opportunity to review such documents as such Shareholder has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the Shares and the business and affairs of the Company and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of this investment and to verify the accuracy of the information supplied. Such Shareholder is satisfied that he, she or it has received adequate information with respect to all matters which he, she or it considers material to its decision to make this investment.

信息披露。股东已获取关于公司全部和完整的信息渠道，且已以股东可合理要求获取关于公司的这些信息为目的而使用了该渠道。特别的，股东：（i）已收到并完整阅读和评估了本协议中的所有披露；并（ii）得到合理的机会以审阅股东要求的文件并询问关于股份条款和条件以及公司的经营和事务相关的问题，股东已从公司代表处得到了这些问题的解答，也得到合理的机会获取合理存在的关于公司经营的额外信息。股东得到的这些额外信息足以使其对此投资的性质和得到的信息的准确性进行进一步的理解。股东表示其已经获得了其认为与此投资决定有重大联系的所有事宜有关的足够信息。

3.7 Restricted Securities. Such Shareholder understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Shareholder’s representations as expressed herein. Such Shareholder understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Shareholder must hold the Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Except as otherwise provided herein, such Shareholder acknowledges that the Company has no obligation to register or qualify the Shares. Such Shareholder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period of the Shares, or requirements relating to the Company that are outside of such Shareholder’s control, and which the Company is under no obligation, and may not be able, to satisfy.

受限制证券。股东理解此股份没有且将来也不会依据证券法案进行注册，其原因是证券法案中的一条特定豁免条款。可依据此特定豁免条款取决于股东在此协议表示的投资意愿的真实性和其陈述的准确性，以及其他因素。股东理解此股份是适用的美国联邦和州证券法下的“受限制证券”，且根据这些法律，股东必须无限期地持有股份直到此股份向美国证券交易委员会注册并得到州权力机关的认可，或相关的注册和审核要求中有豁免条款存在。除非此协议中另有说明，股东承认公司没有对股份进行注册或通过审核的义务。股东进一步承认如果相关的注册和审核要求中有豁免条款存在，这些豁免条款将以多项要求为前提，包括但不限于，销售时间和方式、股份的持有期和与公司有关但不受股东的控制的要求，公司没有义务且可能无法满足这些要求。

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3.8 Exculpation Among Shareholders. Such Shareholder acknowledges that he, she or it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Such Shareholder agrees that he, she or it is not liable to any other purchasers participating in this Offering for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Shares.

股东间免责。股东知晓其在对公司进行投资或作投资决定时并未依赖于公司或其管理人员和董事之外的任何主体。股东同意股东并不对任何其他参与此邀约购买的股东在购买此股份时的相关作为或不作为负责。

3.9 Residence. Such Shareholder is presently a bona fide resident of the state or country represented on the signature page hereof and has no present intention of becoming a resident of any other state, country, or jurisdiction, and the address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) set forth on the signature page hereof are Shareholder’s true and correct residential or business address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number).

居住地。股东是签字页上所填的州或国家的真实居民，且目前没有成为其他任何州、国家或管辖区居民的意愿，另外签字页上的地址和社保号或个体纳税人识别号（或其他适用号码）是股东的真实个人或商业地址和社保号或个体纳税人识别号（或其他适用号码）或其雇主识别号/公司纳税人识别号（或其他适用号码）。

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3.10 Trading Restrictions. Such Shareholder has been independently advised as to the restrictions with respect to trading the Shares and with respect to the resale restrictions imposed by applicable securities laws, hereby confirms that no representation has been made to him, her or it by or on behalf of the Company with respect thereto, hereby acknowledges the risks relating to an investment therein and of the fact that he, she or it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restriction period and compliance with the other requirements of applicable law, that such Shareholder (or others for whom he, she or it is contracting hereunder) is solely responsible to find out what these restrictions are and that such Shareholder is solely responsible (and not the Company) for compliance with applicable resale restrictions and that such Shareholder is aware that he, she or it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities laws, and he, she or it agrees that any certificates representing the Shares may bear a legend indicating that the resale of such securities is restricted.

交易限制。股东已得到关于此股份的交易限制以及使用的证券法规定的再销售限制的独立建议，确认公司或公司代表没有对其作出与此相关的陈述，承认关于此投资的风险以及其可能无法在使用的限制期结束和满足其他适用法律的要求之前对此股份进行再销售，除非在适用的证券立法和监管政策中有豁免条款，承认股东（或其他与股东签订相关合同的人）单独对了解这些交易限制单独负责，股东对遵守相关再销售限制单独负责（公司不以任何方式对此负责），股东知晓其可能无法对此股份进行再销售，除非适用的证券法有有限的豁免条款，且其同意任何此股份的股份证书上可能带有表明此证券再销售限制的交易限制说明。

3.11 Reporting Company Status. Such Shareholder is aware that the Company is a “reporting company” (as such term is used in the Securities Exchange Act of 1934, as amended) in the U.S.

申报公司状态。股东知晓公司并非1934年证券交易法案修订案中定义的美国“申报公司”。

3.12 Additional Financings. The Company may complete additional financings, including project financing, in the future in order to develop the business of the Company and to fund its ongoing development; there is no assurance that such financings or project financings will be available and, if available, on reasonable terms; failure to obtain sufficient additional funds by way of debt or equity financings or through joint ventures will prevent the continued development of the business of the Company and any such future financings may have a dilutive effect on current security holders, including such Shareholder.

额外融资。公司可能在将来为了发展公司业务和为其正在进行的发展提供资金而进行额外融资，包括项目融资；不保证这样的融资或项目融资将会存在，如果存在，会有合理的条款；如无法通过债券或股份融资或共同投资的方式获得足够的额外资金，将会妨碍公司业务的持续发展，另外任何这样的未来融资可能会对现在的证券所有者产生稀释效应，包括股东。

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3.13 Holding Periods. Such Shareholder is solely responsible (and not the Company) for compliance with all applicable hold periods and resale restrictions to which the Shares are subject.

持有期。股东（而非公司）对遵守所有此普通股受制于的适用的持有期和再销售限制独立负责。

3.14 Confidential Information. The Shareholder agrees that such Shareholder and his, her or its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Shareholder may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Shareholder pursuant to this Agreement, unless such information is (i) known to the public through no fault of such Shareholder or his, her or its employees or representatives; (ii) becomes part of the public domain other than by a breach of this Agreement; (iii) becomes known by the action of a third party not in breach of a duty of confidence; or (iv) is required to be disclosed to a third party pursuant to any applicable law, government resolution, or decision of any court or tribunal of competent jurisdiction; provided, however, that a Shareholder may disclose such information (i) to his, her or its attorneys, accountants and other professionals in connection with their representation of such Shareholder in connection with such Shareholder’s investment in the Company, (ii) to any prospective permitted transferee of the Shares, or (iii) to any general partner or affiliate of such Shareholder, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.14.

保密信息。股东同意股东和其雇员、代理、代表将对从公司根据此协议提供的财务报表、报告和其他材料中得到的保密信息进行保密，且不会披露、泄露和使用这些信息（除非是为了跟踪其在公司中的投资），除非这些信息是：（i）在未因为股东及其雇员过错的情况下为大众所知晓；（ii）在不是因违背此协定的情况下成为公共领域的一部分；（iii）在不是因为第三方违背保密责任进行的行为的情况下为人所知；或（iv）因第三方在适用管辖区的适用法律、政府决议、或法庭决定的要求下而被披露；但是，股东可以（i）向其律师、会计师和其他和对公司投资相关的专业人员，（ii）向任何可能的受到许可的此证券的交易方，或（iii）股东的一般合伙人或附属主体披露这些信息，只要可能的交易方同意受到3.14这一条款的限制。

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3.15 Regulation S Exemption. Such Shareholder acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state and provincial securities laws. Such Shareholder understands that the Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Shareholder set forth herein in order to determine the applicability of such exemptions and the suitability of such Shareholder to acquire the Shares. In this regard, such Shareholder represents, warrants and agrees that:

S 条例豁免条款。股东确认且同意股份未根据证券法或美国任何州“蓝天”证券法注册，且仅在证券法定义中的非公众邀约交易中进行邀约，且，除非进行该等注册，不得在美国境内或向美国人士（见协议中定义）出售，但是根据证券法下有效注册声明的、或根据证券法中可用豁免的、或不受证券法注册规定的交易的，且在上述各种情况下均符合相关州证券法的情况除外。股东理解，将要向其提供并出售的股份依赖于美国联邦和州证券法中S条例规定的注册要求的豁免。公司将依赖于股东在协议里的陈述、保证、合意、确认和理解的真实性和准确性为上述用途与目的决定豁免条款在其中的适用性和股东获得股份的适当性。就这点而言，股东陈述，保证并同意：

(a) The Shareholder is not a U.S. Person and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A “U.S. Person” means any one of the following:

股东非美国人士，也非公司的关联人士（根据证券法501（b）条款的定义），且股东购买的股份不为美国人士的目的或利益。 “美国人士” 定义为下列中的任意一种：

(A)	any natural person resident in the United States of America;

任何在美国的自然人居民；

(B)	any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America;

基于美国法律组织或设立的任何合伙企业、有限责任公司、公司或者其他实体；

(C)	any estate of which any executor or administrator is a U.S. Person;

以美国人士为执行人或管理人的任何财产；

(D)	any trust of which any trustee is a U.S. Person;

受托人是美国人士的任何信托；

(E)	any agency or branch of a foreign entity located in the United States of America;

任何位于美国的外国机构的代理人或分支；

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(F)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

任何经纪人或其他受托人拥有的，为美国人士的利益所设的非全权买卖账户或类似账户（除财产或信托）；

(G)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

任何经纪人或其他受托人设立、组成的或（如果是个人）居民拥有的全权买卖账户或类似账户（除了财产或信托）；

(H)	any partnership, company, corporation or other entity if:

任何合伙企业，组织、公司或其他实体，如果其：

(1)	organized or incorporated under the laws of any foreign jurisdiction; and

基于任何外国管辖地的法律设立或组成；和

(2)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

由美国人士以证券法中投资未注册的证券为主要目的， 除非是由非自然人，财产或信托的实体的合资格投资者（根据证券法第501（a）条款）设立或组成或拥有 。

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(b) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Shareholder was outside of the United States.

在此协议开始沟通和签署日和协议的交付日时，股东在美国境外。

(c) The Shareholder realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Shareholder has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Shareholder does not have any such intention.

股东了解，尽管作出相关陈述，但如果股东认购仅意图为在未来一定期间内持有股份、或为市场上涨、或为在市场未上涨的情况下出售，则豁免的依据可能不存在。股东没有上述意图。

(d) The Shareholder will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

股东不会在自发行股份日到其一年周期日期间内，或者S 条例或其他适用证券法允许的更短时间（“受限制期限”）内，在美国进行股份的邀约、出售、质押或另外转让，或为美国人士利益或目的向其转让，或任何不遵守S条例的行为。

(e) The Shareholder will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

股东将在受限制期限届满后，根据证券法中的注册规定或者适用豁免条款，并依照适用的州和外国证券法邀约、出售、质押或者转让股份。

(f) The Shareholder was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

在受限制期限届满前，股东未在美国参与任何股份的卖空或者任何关于股份的对冲交易，包括但不限于，任何看涨、看跌或其他期权交易，期权出售或股权互换。

(g) Neither the Shareholder nor or any person acting on his, her or its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Shareholder and any person acting on his, her or its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

股东或任何作为其代表的人士不能已参与或将参与任何直接将股份出售给美国人士的行为，且股东和任何作为其代表的人士已遵守并将遵守证券法中S 条例的“邀约限制”要求。

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(h)  The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

本协议计划的交易未与在美国境内的买家在或与美国人士预先安排，也非规避证券法注册要求计划或方案中的一部分。

(i) Neither the Shareholder nor any person acting on his, her or its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Shareholder agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

股东或任何作为其代表的人士未进行或采取对于股份可被合理预计影响美国的市场情况、其领地和财产的行为。股东同意不使任何关于股份的广告出现在报纸或者期刊或者在任何公共场所张贴，不发行任何关于股份的通知，除非广告包含证券法S条例中的陈述，并且位于离岸且不在美国或其领土，并且要遵循任何当地可适用的证券法.

(j)  The Shareholder has carefully reviewed and completed the investor questionnaire annexed hereto as Exhibit B.

股东仔细阅读并完成了Exhibit B中所附的投资者问卷。

3.16 No Advertisements or Direct Selling Effort. Such Shareholder is not receiving the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet, or presented at any seminar or meeting. The Shareholder has not acquired the Shares as a result of, and will not engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that such Shareholder may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

禁止在美国直接出售。股东没有由于或继广告、文件、 通知或其他在任何报纸、杂志，或任何类似媒体或电视收音机转播或互联网或在任何研讨会或会议的其他出版传播之后认购股份。股东收购股份并非基于，且其自身不参与，任何在美国境内关于股份“直接出售”（见S条例中定义），包括为股份转售而进行的可被合理预计影响美国的市场情况行为；但条件是，股东可以通过证券法及相关州证券法下的股份注册或对于注册规定的豁免或本协议中另外所作规定对股份进行出售或另外处置。

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3.17  Legend. Such Shareholder acknowledges and agrees that the Shares shall bear a restricted legend (the “Legend”), in the form and substance as set forth in Section 4 hereof, disclosing the prohibition on the offer, sale, pledge or transfer of the Shares, except (i) pursuant to an effective registration statement filed under the Securities Act, (ii) in accordance with the applicable provisions of Regulation S, promulgated under the Securities Act, (iii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), and (iv) pursuant to any other exemption from the registration requirements of the Securities Act or for estate planning purposes (subject to any escrow restrictions).

标志。股东理解并同意股份需要具有限制性的标志（以下简称“标志”），根据第四节的形式和内容，披露以下禁止邀约，出售，质押或者转让股份，除非（i）依据证券法提交有效的注册陈述，（ii）符合颁布在证券法中适用的S 条例条款，（iii）依据证券法中注册要求144 规则的豁免（若可以）， 和（iv）依据其他根据证券法中注册要求的豁免或为财产规划目的（受任何代管限制）。

3.18  Economic Considerations. Such Shareholder is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. Such Shareholder has relied solely on his, her or its own advisors.

经济因素。股东不能依赖于公司或其关联或代理关于此投资中包括的经济因素。股东仅依赖于其顾问。

3.19  Compliance with Laws. Any resale of the Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. Such Shareholder will not offer to sell or sell the Shares in any jurisdiction unless such Shareholder obtains all required consents, if any.

遵守法律。任何根据S条例下902（f）条款在“发行合规期”内股份的转售必须仅在遵循S条例下注册豁免条款的情况进行。而且，任何此类在非美国管辖地的出售要遵循管辖地的法律。股东不能在任何管辖地发出出售或者出售股份的邀约，除非股东获得所有要求的同意（若有）。

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3.20 General. Such Shareholder understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Shareholder set forth herein in order to determine the applicability of such exemptions and the suitability of such Shareholder to acquire the Shares.

综述。股东理解此股份的邀约和销售是依据联邦和州的证券法中的交易豁免条款，公司在决定这样的豁免条款是否适用于股东对此股份的购买时，是依据股东提供的陈述、保证、协议、承诺和理解的真实性和准确性。

4.	LEGENDS, ETC. 标志及其他。

4.1 Legends. Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

标志。任何表现股份的证明应包含以下内容的标志背书，附加适用联邦或州证券法要求包含的标志：

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“该证券仅向非美国人士（具体定义请参见美国1933年证券法（“证券法”）及其修正案）提出邀约，该证券根据证券法S条例未在美国证券交易委员会注册。”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“除非符合证券法S条例、根据证券法注册规定，或根据可用的注册豁免， 不得转让该证券。除非符合证券法规定，不得进行对冲交易。”

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4.2 Company’s Refusal to Register Transfer of Shares. The Company shall refuse to register any transfer of the Shares not made in accordance with (i) the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act.

公司拒绝登记股份转让。当如下情况发生时，公司应拒绝对相关股份转让进行登记：（i）该转让与S条例的相关内容不符；（ii）该转让未根据证券法项下提交的有效注册声明进行；（iii）该转让不符合证券法中的注册豁免规定。

5.	TRANSFER RESTRICTIONS. 转让限制。

5.1 Restrictions on Transfer. No Shareholder shall transfer any of his, her or its Shares until the Certificates representing such Shares have been released to such Shareholder by Company. Notwithstanding the foregoing or anything else to the contrary in this Agreement, except for any Permitted Transfer (as defined below), (i) a Shareholder shall not transfer, assign, encumber or otherwise dispose of any Shares, and (ii) a Shareholder shall not transfer, assign, encumber or otherwise dispose of any of the Shares in contravention of the Market Stand-Off or the transfer restrictions set forth in this Section 5 below.

转让限制。股东不能转让其股份，直至公司向东发放该股份的股份认购证明。不受上述条款或本协议中其他条款，除非是任何获准转让，（i）股东不可转让其股份、合同权利，限制股权，或处理任何股份，且（ii）股东不可以任何违背市场隔离或本协议第5节中的转让限制的形式，转让其股份、合同权利，限制股权，或以其他任何形式处理任何股份。

5.2 Transferee Obligations. Each Person (other than the Company) to whom the Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such Person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Market Stand-Off and (ii) the transfer restrictions set forth in this Section 5, to the same extent such Shares would be so subject if retained by the transferring Shareholder.

受让人责任。作为转让有效的先决条件，所有除公司以外的、通过获准转让获得股份的自然人或法人都必须以书面形式向公司承认其受到本协议的制约，且被转让的股份受到如下制约:（i）市场隔离，和（ii）本协议第5节所述的转让限制，制约程度与该股份未被转让前所受制约一致。

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5.3 Market Stand-Off. 市场隔离。

(a) In connection with the Company’s Initial Public Offering (as defined below) and any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act that is declared effective within two years after the effective date of the Company’s Initial Public Offering, the Shareholders shall, if requested by either the Company or the underwriters, enter into a lock-up agreement in a customary form and for a customary duration and with customary carve-outs for any dispositions to the Company for the purpose of satisfying any tax withholding liabilities in connection with the Shares, pursuant to which Shareholders shall not sell, make any short sale of, hedge with, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its underwriter, as applicable (the “Market Stand-Off”). The Market Stand-Off shall be in effect for such customary period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters.

有关公司的首次公开募股（定义见下文），以及任何于首次公开募股生效之后两年内根据证券法提交有效注册声明的承销公开发售，如公司或承销商要求，股东应签署一份锁定协议，该锁定协议将依据惯例的形式和期限，按惯例剥离公司与股份有关的所有预扣税款。据此，股东不得出售，作出任何卖空，对冲，借贷，抵押，质押，授予期权或以其他方式处置或有偿转让，或否则未经公司或其承销商（如适用）事先书面同意（“市场隔离”），同意就任何股份进行上述任何交易。市场隔离在公司或其承销商可能进行的募股之最终招股说明书生效日期之后的惯例时间内有效。

(b) Any new, substituted or additional securities that are by reason of any recapitalization or reorganization of the Company distributed with respect to Shares shall be immediately subject to the Market Stand-Off.

由于公司对股份进行任何资本重组或组织重组而产生的任何新的、替代或额外的股份应立即受到市场隔离条款的约束。

(c) In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to Shares until the end of the applicable stand-off period. In addition, the foregoing covenant may be enforced by the underwriters who are parties with the Company to an underwriting agreement under which such public offering is being undertaken.

为了实行市场隔离，公司可以禁止股份转让，直至适用的隔离期结束。此外，上述条款可以由与公司签订承销协议且根据该承销协议进行此类公开发行的承销商执行。

6.	MISCELLANEOUS其他事项。

6.1 Definitions. 定义。

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(a) “Initial Public Offering” shall mean a self-underwritten offering, or an underwritten public offering, either firm commitment or best efforts, pursuant to an effective registration statement under the Securities Act, covering the offer and sale of the Company’s Common Stock.

“首次公开募股”是指根据“证券法”规定的有效注册声明进行的公开发行或承销公开发行，包括通过包销或代销等形式进行的公司普通股的招募和发售。

(b) “Permitted Transfer” shall mean with respect to a Shareholder (i) a transfer of the Shares to one or more of such Shareholder’s family members (as defined in Rule 701 promulgated by the SEC under the Securities Act) through a gift or domestic relations order, or as otherwise permitted by Rule 701 promulgated by the SEC under the Securities Act, (ii) a transfer of title to the Shares effected pursuant to such Shareholder’s will or the laws of descent and distribution following such Shareholder’s death, or (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by such Shareholder in connection with the acquisition of the Shares.

“获准转让”是指股东（i）通过赠与或基于亲属关系，将股份转让给一名或多名该股东的亲属（定义见证券交易委员会根据证券法案颁布的细则701） ，或证券交易委员会根据证券法颁布的细则701所规定的其他许可，（ii）若股东去世，则根据该股东的遗嘱或相关分配法律转让股份的所有权，或（iii）转让予公司质押，作为该股东因收购股份而产生的任何购买款项债务的抵押。

6.2 Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

费用与花费。除非此协议中有明确的相反规定，协议任一方应自行支付其与顾问、律师、会计师和其他专家有关的费用与花费，以及与此协议相关的谈判、准备、签署、交付和执行相关的其他花费。

6.3 Representations and Warranties. The representations and warranties of the Company and each Shareholder shall survive the Closing and delivery of the Shares.

陈述与保证。公司和股东的陈述与保证在交割和股份的交付后依然有效。

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6.4 Indemnification. Each Shareholder agrees to indemnify and hold harmless the Company and each of its directors, officers or agents from and against any and all losses, damages, liabilities and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of such Shareholder, whether contained in this Agreement or otherwise.

补偿。对于一切由于违反此协议中的或与之相关的陈述或保证或其不准确性而造成的损失、损害、债务和花费，股东同意补偿并豁免公司及其董事、管理人员或代理人的责任 。

6.5 Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

豁免，修订。此协议及其中的任何条款均不应被豁免、修订、修改、撤销或终止，除非被上述改动影响的一方以书面形式同意。

6.6 Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either Company or the Shareholders without the prior written consent of each other party.

转让。此协议或由此而来的任何权利、赔偿、义务或责任均不应被公司或股东转让，除非另一方事先以书面形式同意。

6.7 Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

条款标题与其他标题。本协议中的条款标题仅起参考作用，不应以任何方式影响本协议的意义和对其的解读。

6.8 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

适用法律；同意司法管辖区；放弃陪审团审判。无论纽约州法律对法律选择的原则有何规定，本协议均应受到美国纽约州的内部法律的管辖并根据该法律进行解释。对于和本协议或根据本协议拟进行的交易相关的或由此引起的任何诉讼、程序或判决，本协议的任一方在此均不可撤销地服从于位于纽约郡的纽约州法院和纽约南区美国联邦区法院的专属管辖。与这些诉讼、程序或判决有关的程序的递送可以按照本协议通知部分列出的相同方式递送给世界上任何地方的相关当事人。协议双方在此不可撤销地同意在上文所述的程序中上述法院的司法管辖权和审判地。协议双方在此不可撤销地放弃任何对在上文所述的程序中上述法院的审判地的反对意见和任何关于上述程序由上述法院进行审理的不方便性的声明。协议双方在此放弃在任何有关此协议和其他根据此协议拟进行的交易中所得的文件的诉讼中要求陪审团审判的权利，并表示在放弃权利前已向律师特别咨询。

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6.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

副本。本协议可同时签署多份副本，任何一份副本在签署和交付后应视作一份正本，所有副本与正本共同构成同一份法律文书。

6.10 Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or if delivered by facsimile or electronic transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine):

通知。本协议所提供的所有通知和其他通信均应以书面形式提供。上述通知或通讯应被视为已正式送达，如果该通知或通讯已被送达个人，通过注册或认证邮件发送且已请求回执并预付邮资，或通过传真或电子传输。上述通知或通讯应被视为在接收者所在时区的工作日下午6点之前送达；如果在上述时间之后送达，则应视为在下一个的工作日送达于（以发送方的电传机生成的印刷确认为证明）。送达地址：

(a) if to a Shareholder, at the address included on the signature page for such Shareholder.

如果收件方是股东，则送达地址为该股东的签名页面中包含的地址。

(b) if to the Company:

如果收件方是公司，则送达地址为：

Shineco, Inc.

Attn: Yuying Zhang

Room 1001, Building T5, DaZu Square, Daxing District

Beijing, People’s Republic of China (+86) 10-87227366

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6.11 Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and assigns.

约束效果。本协议的条款对协议双方以及其继承人、法定代表人、继任者、委任者具有法律约束力。

6.12 Entire Agreement. This Agreement (including the Exhibit hereto) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes and cancels any other written or oral agreement relating to the subject matter hereof between the parties.

完整协议。此协议（包括其中附件）构成双方就其主题事项达成的协议条款的全部和完整声明，任何其他由双方就其主题事项达成的书面或口头协议就此明确取消。

6.13 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

可分割性。如本协议的任何条款、规定、契约或限制被任何拥有司法管辖权的法院裁定为无效、非法、或不可执行，本协议的其他条款、规定、契约或限制将保持完全有效，并不因此在任何方式上受到影响、损坏或作废。协议双方应尽其商业上合理的努力找到并实施替代方式，以取得拟根据被裁定的条款、规定、契约或限制达到的相同或大部分相同的结果。

6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Shareholders and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

救济。除有权实施本协议或法律赋予的所有权利包括取得赔偿金之外，股东和公司还有权根据此协议得到特定履行。协议双方同意金钱赔偿可能无法对因违反任何此协议中的义务造成的损失进行足够的赔偿，并同意在金钱赔偿可以进行足够赔偿的情况下放弃在任何诉讼中要求特定履行。

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6.15 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

解释。协议双方同意双方和/或其各自的律师已审阅并有机会修订此协议。因此，出现歧义时以对起草方不利的方式解释的一般性规则不适用于本协议或任何修订的解释。

6.16 Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

进一步保证。协议双方应不时地根据对方的要求，为完成本协议中约定，在所有合理要求下，采取进一步行动和交付进一步的工具、契约和文件。协议双方在此同意诚实并真诚地履行各自在此协议中的义务。

6.17 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof and thereof, nor shall any delay or omission of any party to exercise any right hereunder and thereunder in any manner impair the exercise of any such right accruing to it thereafter.

豁免。协议任何一方对本协议的任何条款、条件或要求的任何豁免均不应被视作将来的持续性豁免，或对其他任何条款、条件或要求的豁免。若协议任何一方延迟或未能履行本协议中的任何权利，不应对此权利在之后的履行在任何方式上造成损害。

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6.18 Successors And Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Shareholders, as applicable, provided, however, that, subject to federal and state securities laws and as otherwise provided in this Agreement, the Shareholders may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring all or substantially all of its Common Stock in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company or the other purchasers participated in this Offering, after notice duly given by such Shareholders to the Company provided, that no such assignment or obligation shall affect the obligations of such Shareholders hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Shareholders. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

继承人和转让。在没有得到协议另一方提前书面同意地情况下，协议的任一方均不能将此协议进行转让。但是根据联邦和州证券法并在此协议中有相反规定的情况下，股东可以将其权利和义务全部或部分转让给（i）从股东处通过私下交易获得其全部或绝大部分股份单位和普通股的第三方或（ii）股东的下属主体。上述任一情况均不要求公司或其他参与此邀约的股东提供提前书面同意，但股东应事先向公司合法提供通知，说明该转让不会影响协议中的股东的任何义务，且受让方书面同意受到适用于股东的关于被转让证券的条款。此协议中的条款应适用于并约束协议双方得到同意的继承人和受让方。本协议中没有任何明确或隐含条款是为了赋予除协议双方或其相应的继承人和受让方以外的任何当事人此协议中的任何权利、赔偿、义务或负债，除非此协议另有明确规定。

6.19 Signature Page. It is hereby agreed that the execution by the Shareholders of this Agreement, in the place set forth herein, will constitute agreement to be bound by the terms and conditions hereof.

签字页。双方在此同意股东在协议中的签字页的签字将被视作双方同意受到本协议中的条款和条件的约束。

[signature pages follow]

【下页为签字页】

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

以下签字人在下述日期同意签署本协议，以昭信守。

Company（公司）:

By（由):

Name（姓名）:

Title（职位）:

Shareholder（股东）:

Name（姓名）:

Title（职位）:

Address（地址）:

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Exhibit A

Name and Address of Shareholder	Number of Shares	Purchase Price

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Exhibit B

INVESTOR SUITABILITY QUESTIONNAIRE

FOR NON-U.S. INVESTORS AS DEFINED IN RULE 902 OF REGULATION S

CONFIDENTIAL

Shineco, Inc., a Colorado corporation (the “Company”), will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws.

Please complete, sign, date and return one copy of this questionnaire as soon as possible, via mail or facsimile, to:

Yuying Zhang

Room 1001, Building T5, DaZu Square, Daxing District

Beijing, People’s Republic of China

(+86) 10-87227366

Name:

(EXACT NAME AS IT SHOULD APPEAR ON SECURITIES)

1.	Please indicate the country in which you maintain your principal residence and how long you have maintained your principal residence in that country.

Country:

Duration:

Address:

Email Address:

You agree that the Company may present this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws. You represent that the information furnished in this questionnaire is true and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with federal and state securities laws. You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

(Signature)

Title or capacity of signing party if the Shareholder is partnership, corporation, trust or other non-individual entity

Date:

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I. INDIVIDUAL INVESTORS

(Investors other than individuals should turn to Part II)

INITIAL EACH BOX TRUE OR FALSE OR COMPLETE, AS APPROPRIATE

Disclosure of Foreign Citizenship.

1.	______ ________ True False	You are a citizen of a country other than the United States.

2.	_________________	If the answer to the preceding question is true, specify the country of which you are a citizen.

Verification of Status as a Non-”U.S. Person” under Regulation S.

3.	______ ________ True False	You are a natural person resident in the United States.

PLEASE PROVIDE COPIES OF THE IDENFICATION DOCUMENTS ISSUED BY THE COUNTRY OF WHICH YOU ARE A CITIZEN.

PLEASE TURN TO PART III AND SIGN AND DATE THIS QUESTIONNAIRE

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II. NON-INDIVIDUAL INVESTORS

(Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership, trust or other entity)

●	If the investment will be made by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity.

PLEASE PROVIDE COPIES OF THE FORMATION DOCUMENTS ISSUED BY THE COUNTRY IN WHICH YOU WERE FORMED.

INITIAL EACH BOX TRUE OR FALSE

Disclosure of Foreign Ownership.

1.	_____ _________ True False	You are an entity organized under the laws of a jurisdiction other than those of the United States or any state, territory or possession of the United States (a “Foreign Entity”).

2.	_____ _________ True False	You are a corporation of which, in the aggregate, more than one-fourth of the capital stock is owned of record or voted by Foreign Citizens, Foreign Entities, Foreign Corporations (as defined below) or Foreign partnerships (as defined below) (a “Foreign Corporation”)

3.	_____ _________ True False	You are a general or limited partnership of which any general or limited partner is a Foreign Citizen, Foreign Entity, Foreign Government, Foreign Corporation or Foreign Partnership (as defined below) (a “Foreign Partnership”)

4.	_____ _________ True False	You are a representative of, or entity controlled by, any of the entities listed in items 1 through 3 above.

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Verification of Status as a Non-”U.S. Person” under Regulation S.

1.	_____ _________ True False	You are a partnership or corporation organized or incorporated under the laws of the United States.

2.	_____ _________ True False	You are an estate of which any executor or administrator is a U.S. Person. If the preceding sentence is true, but the executor or administrator who is a U.S. Person is a professional fiduciary and (i) there is another executor or administrator who is a non-U.S. Person who has shared or sole investment discretion with respect to the assets of the estate; and (ii) the estate is governed by foreign law, you may answer “False.”

3.	_____ _________ True False	You are a trust of which any trustee is a U.S. Person. If the preceding sentence is true, but the trustee who is a U.S. Person is a professional fiduciary and (i) there is another trustee who is a non-U.S. Person who has shared or sole investment discretion with respect to the trust assets; and (ii) no beneficiary of the trust is a U.S. Person, you may answer “False.”

4.	_____ _________ True False	You are an agency or branch of a foreign entity located in the United States.

5.	_____ _________ True False	You are a non-discretionary or similar account (other than an estate or trust) held by a dealer or fiduciary for the benefit or account of a U.S. Person.

6.	_____ _________ True False	You are a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized or incorporated, or (if an individual) resident in the United States. If the preceding sentence is true, but such account is held by a dealer or other professional fiduciary organized or incorporated, or resident in the United States for the benefit or account of a non-U.S. Person, you may answer “False.”

7.	_____ _________ True False	You are a partnership or corporation that was organized under the laws of any foreign jurisdiction by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act not organized or incorporated. If the preceding sentence is true, but you were organized or incorporated and are owned by accredited investors (as defined in rule 501(a) of Regulation D) who are not natural persons, estates or trusts, you may answer “False.”

8.	_____ _________ True False	You are an employee benefit plan established and administered in accordance with the law and customary practices and documentation of a country other than the United States.

9.	_____ _________ True False	You are an agency or branch of a U.S. Person located outside the United States that is (i) operated for valid business reasons; (ii) engaged in the business of insurance or banking; and (iii) subject to substantive insurance or banking regulation, respectively, where located.

10.	_____ _________ True False	You are the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, or one of their agencies, affiliates or pension plans.

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III. SIGNATURE

You agree that the Company may disclose this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws. You represent that the information furnished in this questionnaire is true, complete and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with federal and state securities laws. You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

FOR INDIVIDUALS:

(Signature)

Date:

FOR ENTITIES:

Name of Entity

(Signature)

Name of Signing Party

Title of Signing Party

Date:

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